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                                                                    Exhibit 32.1

PRESIDION CORPORATION


CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Craig A. Vanderburg, President and Chief Executive Officer of Presidion Corporation (the "Company"), hereby certify pursuant to Rule 15d-14 (b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of title 18 of the United States Code that:

      1. Presidion's quarterly report on Form 10-Q for the quarter ended September 30, 2004, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Presidion.




Date:   November 22, 2004                  /s/ Craig A. Vanderburg
        ----------------------------       -------------------------------
                                           Craig A. Vanderburg
                                           President and Chief Executive Officer